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                                                     Zaring National Corporation
                                                         Retirement Benefit Plan
                                                                        Plan 002
                                                                 EIN: 31-1506058
                                                                  1999 Form 5500




EXHIBIT  23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-85588.




Arthur Andersen LLP



Cincinnati, Ohio


July 17, 2000